UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2005

EXIDE TECHNOLOGIES

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	1-11263 (Commission File Number)	23-0552730 (IRS Employer Identification No.)

Crossroads Corporate Center
3150 Brunswick Pike
Suite 230
Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices, including Zip Code)

(609) 512-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     As previously disclosed, based upon the Company’s forecasts and plans, it expects to be able to comply with the covenants in its senior credit facility for the foreseeable future. These forecasts and plans are based in part on the Company’s belief that it will complete a private financing prior to March 31, 2005. However, there can be no assurance a private financing will be completed by that date, and the Company will be seeking, and hopes to receive shortly, the amendment of certain financial covenants in its senior credit facility as of March 31, 2005. In addition, if the financing is not completed, based upon the Company's forecasts and plans, it would expect to also need to obtain covenant amendments for June 30, 2005 and beyond.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES
	By:	/s/ J. Timothy Gargaro J. Timothy Gargaro Executive Vice President and Chief Financial Officer
Date: February 22, 2005